SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X ]     Filed by the Registrant
[  ]     Filed by a Party other than the Registrant

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-
         6(e)(2))
[X ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                              DETOUR MAGAZINE, INC.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required
[  ]  $125  per  Exchange Act Rules  O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[  ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and O-11.

      1)   Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

      2)   Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

      4)   Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

      5)   Total fee paid:

           ---------------------------------------------------------------------

[  ]  Fee paid previously by written preliminary materials.

[  ]  Check  box  if  any  part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously paid:
                                  ----------------------------------------------
      2)   Form Schedule or Registration Statement No.:
                                                       -------------------------
      3)   Filing Party:
                        --------------------------------------------------------
      4)   Date Filed:
                      ----------------------------------------------------------

                              DETOUR MAGAZINE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held March 21, 2001

TO OUR SHAREHOLDERS:

     Notice is hereby given that the 2001 Annual Meeting of Shareholders of Detour Magazine, Inc. ("Detour") will be held at the Company's New York offices at 201 N. Service Road, Melville, N.Y. 11747 at 9:00 A.M. (New York time) on Wednesday, March 21, 2001. The Annual Meeting is being held for the following purposes:

     1. To elect a Board of three Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected. The persons nominated by the Board of Directors of the Company (Messrs. Stein, Left and Nesis) are described in the accompanying Proxy Statement;

     2. To approve the Amended Articles of Incorporation of Detour to, among other things, change the name of the corporation to "Detour Media Group, Inc." and to increase the authorized Common Stock from 25,000,000 shares to 100,000,000 shares;

     3. To approve the appointment of Grant Thornton LLP as the Company's independent accountants, to audit the Company's books and records for the fiscal year ending December 31, 2001; and

     4. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

     Only shareholders of record of Common Stock at the close of business on February 18, 2001, are entitled to notice of, and to vote at, the Annual Meeting and any of its adjournments or postponements.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                              s/Edward T. Stein

                                               Edward T. Stein
                                            Chairman of the Board

Melville, New York
March 5, 2001

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                              DETOUR MAGAZINE, INC.

                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held March 21, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Detour Magazine, Inc., a Colorado corporation ("Detour" or the "Company"), for use at the 2001 Annual Meeting of Shareholders to be held at 201 N. Service Road, Melville, N.Y. 11747 at 9:00 A.M. (New York time) on Wednesday, March 21, 2001, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed by the shareholder be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on February 18, 2001, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. At the record date, 23,731,431 shares of Common Stock, par value $.001 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of capital stock of the Company.

     The Company's principal executive offices are located at 7060 Hollywood Boulevard, Suite 1150, Los Angeles, California 90028.

VOTING PROCEDURES

     A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. A majority of the issued and outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. The three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Approval of the Amended Articles of Incorporation will require the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted either as votes cast for or against such matters.

     This Proxy Statement and the accompanying Proxy were mailed to shareholders on or about March 5, 2001.

                              ELECTION OF DIRECTORS

     In accordance with the Bylaws of the Company, the Company's directors are elected at each Annual Meeting of Shareholders and hold office until the next election of directors and until their successors are duly elected. The Bylaws of the Company provide that the Board of Directors shall consist of one or more directors as fixed from time to time by a vote of a majority of the entire Board of Directors. The Board of Directors currently has fixed the number of directors at three.

     Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

     The Board of Directors proposes the election of the following nominees as directors:

                                  Edward Stein
                                   Andrew Left
                                   Kevin Nesis

     If elected, each nominee is expected to serve until the 2002 Annual Meeting of Shareholders and his or her successor is duly elected and qualified. The three nominees for election as directors at the Annual Meeting who received the highest number of affirmative votes will be elected.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                             NOMINEES LISTED ABOVE.

INFORMATION WITH RESPECT TO NOMINEES

     The following table sets forth certain information with respect to the nominees.

                        Year First
                        Elected or
    Nominees      Age   Appointed              Principal Occupation
---------------   ---   ----------   -------------------------------------------

Edward T. Stein    49      1995      Edward T.  Stein  has  been Chairman of the
                                     Board  and  a  director  of  Detour and its
                                     predecessor   since   January  1995.   From
                                     November  1998  to  April  1999,  Mr. Stein
                                     served as President of the  Company.  Since
                                     1986,  he has also been President of Edward
                                     T. Stein Associates, Ltd., a privately held
                                     financial services  firm  engaged  in money
                                     management,   insurance    and    financial
                                     planning located in Melville, New York, and
                                     Prima   Capital   Management   Corp.,    an
                                     affiliated  company.  Mr. Stein  obtained a
                                     Bachelor  of  Science  degree  from   Rider
                                     University,  where  he  majored in finance.
                                     Mr. Stein devotes substantially all of his time to the business of the Company.

                        Year First
                        Elected or
    Nominees      Age   Appointed              Principal Occupation
---------------   ---   ----------   -------------------------------------------

Andrew Left        30      1999      Andrew  Left   assumed   the   position  of
                                     President and  Chief  Executive  Officer in
                                     April 1999,  and director in November 1999.
                                     Mr. Left received a Bachelor of Arts degree
                                     in  political  science  from   Northeastern
                                     University in 1993.  Since  his  graduation
                                     from  Northeastern  University,   Mr.  Left
                                     managed his family portfolio,  specifically
                                     in the stock market.  During  this  time he
                                     developed   an   expertise   in    Internet
                                     companies  and  the  Internet.    Mr.  Left
                                     devotes substantially all of his business time to the Company.

Kevin Nesis        31      1999      Kevin  Nesis   has  been  Secretary  and  a
                                     director  of  the  Company  since  November
                                     1999.  In  addition to his  positions  with
                                     the Company,  since January 2000, Mr. Nesis
                                     has   been   employed   by   Time   Capital
                                     Securities Corp., a privately held New York
                                     corporation,  where  his  duties   included
                                     financial   services,    estate   and   tax
                                     planning.  From April 1997  through January
                                     2000,  Mr. Nesis  was employed by Edward T.
                                     Stein Associates,  Ltd.,  where  his duties
                                     included financial services, estate and tax
                                     planning.  From  June  1996  through  March
                                     1997, Mr. Nesis was  unemployed.  Mr. Nesis
                                     received  a  Bachelor  of  Arts degree from
                                     Boston  University  in  1993  and  a  Juris
                                     Doctor  degree  from New York Law School in
                                     1996.  He  also  holds  a  Series  7 and 63
                                     license with the  National  Association  of
                                     Securities   Dealers,   Inc.   He   devotes
                                     approximately 30% of his business time to the business of the Company.

     Directors are elected for one-year terms or until the next annual meeting of shareholders and until their successors are duly elected and qualified.

     There are no family relationships among the officers and directors. There is no arrangement or understanding between the Company (or any of its directors or officers) and any other person pursuant to which such person was or is to be selected as a director or officer.

BOARD MEETINGS AND BOARD COMMITTEES

     The Board of Directors held four (4) meetings during 2000, which were attended by all of the Company's directors.

                 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

     The Board of Directors of the Company has unanimously approved certain amendments to the Articles of Incorporation of the Company. A copy of the Amended Articles of Incorporation is attached as Exhibit "A" to this Proxy Statement (the "Amended Articles"). The proposed amendments are as follows:

     Name Change. The Amended Articles would change the name of the Company to "Detour Media Group, Inc." The Board determined that the new name will better represent the Company's expansion into the Internet and custom publishing in addition to its publication of Detour Magazine.

     Increase in Number of Authorized Shares. The Amended Articles would increase the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares. The Board determined this was necessary because the Company will need additional shares to raise more capital. As of February 20, 2001, the Company had 23,731,431 shares of Common Stock outstanding. The Company also has outstanding 380,000 warrants which could require the issuance of up to 380,000 shares of Common Stock which, when added to the outstanding shares of Common Stock, would near the 25,000,000 shares which are currently authorized for issuance. Relevant to the issue of raising additional capital for the Company, management has undertaken the following activities:

     The Company commenced an offering of Convertible Debentures in December 2000. As of February 20, 2001, an aggregate of $160,000 has been subscribed in this Offering.

     In June, 2000, the Company issued a 5 year, 10% Convertible Debenture to five investors for aggregate proceeds of $1,000,000. These Debentures also contained warrants to purchase 250,000 shares of the Company's Common Stock at exercise prices of $.515 per warrant for 125,000 of the warrants and $.5859 per warrant for the remaining 125,000 warrants. The Debentures may be converted at any time during a three year term at a conversion price equal to the lesser of $.90 per share, or 80% of the average three lowest closing bid prices of the Company's common stock during the 22 day trading period prior to conversion. However, the subscribers in this Offering have agreed not to convert their Debentures into shares of the Company's common stock unless and until the proposed Amendment herein is adopted.

     Management has recognized that, in order to allow the Company profitable operations and implement new business strategy in areas related to the Internet and custom publishing, it will be necessary for the Company to raise additional equity capital of at least $2 million. Failure to obtain additional equity capital into the Company will force management to reduce editorial expense, which may affect the quality of the magazine, and abandon its new business strategy. Alternatively, management may also reduce the number of copies printed, which will result in a reduction in newsstand and advertising revenue. If these methods are not successful, it is doubtful that the Company will be able to survive and the Company will be forced to liquidate.

     Each Common Share is entitled to one vote at all meetings of shareholders. The holders of shares of the Company's Common Stock do not have any preemptive rights to purchase any additional Common Shares. The Articles of Incorporation of the Company prohibit cumulative voting in the election of directors. In the event of liquidation, dissolution or winding up of the Company, holders of the Common Shares would be entitled to receive, on a prorata basis, all assets of the Company remaining after satisfaction of all liabilities of the Company.

REQUIRED VOTE

     The approval of the Amended Articles of Incorporation requires the affirmative vote of a majority of the issued and outstanding shares of the Common Stock. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
       THE APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.


               PROPOSAL TO APPROVE INDEPENDENT PUBLIC ACCOUNTANTS

     Subject to the approval of the shareholders, Grant Thornton LLP, independent public accountants, was selected by the Board of Directors to serve as independent public accountants of the Company for the fiscal year ending December 31, 2001. Grant Thornton LLP audited the Company's financial statements for the fiscal year ended December 31, 1999 and is currently engaged in auditing the Company's financial statements for the fiscal year ended December 31, 2000.

     On March 22, 2000, Marcum & Kliegman LLP, the Company's independent auditor (the "Former Auditor") resigned. The Former Auditor's report on the Company's financial statements for the year ended December 31, 1998, contained a "going concern" qualification based on the net loss of the Company during 1998 and the Company's working capital deficiency and stockholder's deficiency at December 31, 1998. During the Company's two most recent fiscal years and the period commencing January 1, 2000, and ending March 22, 2000: (i) the Company had no disagreements with the Former Auditor, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) and the Former Auditor did not advise the Company of any of the events requiring reporting under Item 304(a)(iv)(B) of Regulation S-B.

     Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

REQUIRED VOTE

     The approval of Grant Thornton LLP as the Company's independent accountants requires the affirmative vote of a majority of the issued and outstanding shares of the Common Stock. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
   THE APPROVAL OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANT.

                                OTHER INFORMATION

SIGNIFICANT EMPLOYEES

         Barbara Zawlocki was appointed as Publisher of Detour Magazine in December 1998. From 1993 to that date, Ms. Zawlocki was employed by the Company, including positions as Group Advertising Director, Associate Publisher and Advertising Director. Prior to joining the Company, Ms. Zawlocki had approximately 13 years experience in the magazine publishing industry. Ms. Zawlocki received a Bachelors of Arts degree in marketing from New York University in 1980. She devotes substantially all of her business time to the Company.

     Juan Morales was appointed Editor-in-Chief of Detour Magazine in July 1999. Mr. Morales began his employment with Detour in 1993 in the positions of staff writer, assistant editor and his current position. Mr. Morales received a Master's Degree in Film Studies in 1986 and a Bachelor of Arts degree in English in 1984 from UCLA. He devotes substantially all of his business time to the Company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table reflects all forms of compensation for services to the Company, for each of the Company's last three completed fiscal years, for individuals serving as the Company's chief executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers of the Company; provided, however, that no disclosure is provided for any executive officer, other than the chief executive officer, whose total annual salary and bonus, as so determined, does not exceed $100,000.

                                             SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------
                                       Annual Compensation               Long Term Compensation
                             ------------------------------------  ---------------------------------
                                                                    Restated   Securities             All Other
                                                     Other Annual    Stock     Underlying     LTIP     Compen-
   Name and Principal                Salary   Bonus  Compensation   Award(s)  Options/SARs  Pay-outs   sation
        Position              Year    ($)      ($)       ($)          ($)         (#)         ($)       ($)
--------------------------   -----  -------  ------  ------------  ---------  ------------  --------  ---------
Edward T. Stein, (1)          1997  $     0  $    0   $      0     $       0       0        $      0  $       0
   President, Chairman        1998  $     0  $    0   $      0     $       0       0        $      0  $       0
   of the Board &             1999  $     0  $    0   $      0     $       0       0        $      0  $       0
   Director

Andrew Left (1)               1999  $     0  $    0   $      0     $       0       0        $      0  $       0
   President & Director

Barbara Zawlocki,             1999  $60,000  $    0   $247,166 (2) $       0       0        $      0  $       0
   Publisher
---------------------------------------------------------------------------------------------------------------

(1) Mr. Stein resigned his position as President of the Company in April 1999 and was replaced by Mr. Left at that time.

(2) This compensation was in the form of commissions for ad sales, which were paid to BZI Media Services, Inc., Ms. Zawlocki's company.

     Messrs. Stein and Left each received an annual salary of $150,000 during the fiscal year ended December 31, 2000, and continuing thereafter. Ms. Zawlocki receives a salary of $60,000, plus commissions which are expected to exceed $100,000. No officer or director serves pursuant to an employment agreement.

     The Company reimburses officers and directors for out of pocket expenses incurred by each of them in the performance of their relevant duties. The Company reimbursed Mr. Stein, Chairman of the Company, in the amounts of $113,884 and $84,074 for such expenses during the fiscal years ended December 31, 1998 and 1999, respectively, and Ms. Zawlocki in the amount of $37,944 during the fiscal year ended December 31, 1999.

     The Company has no stock plan for employees, but may adopt one in the future.

     The directors of the Company do not presently receive any cash compensation for their services as directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. All of the aforesaid persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. During the fiscal year ended December 31, 1999, the Company experienced changes in management. From a review of its available information, it appears that Messrs. Left and Nesis did not file applicable Form 3's with the Commission when they assumed their respective positions with the Company, but these reports were filed late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Edward T. Stein, the Company's majority stockholder, has tendered advances to the Company for working capital purposes. At September 30, 2000, the advances bore interest at 8% per annum and were payable on demand. In March 2000, Mr. Stein agreed to reduce the annual interest rate to 8% from 12%, retroactive to January 1, 2000, and modify the repayment terms. Under the new repayment terms, the advances are repayable in monthly principal installments of $42,000 commencing January 1, 2001. However, the Company must use at least 25% of the net proceeds of any financing received by the Company to repay the advances. Further, all of the advances are due and payable in full at such time as the Company has received equity financing of at least $10 million. At September 30, 2000, $2,585,721 of principal was outstanding and classified as short-term. Accrued interest payable to Mr. Stein at September 30, 2000, totaled $711,744. Interest expense on the advances was $239,410 for the nine months ended September 30, 2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below lists the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than 5% of such securities, as well as by all directors and officers of the Company, as of February 18, 2001, the record date. Unless otherwise indicated, each person listed possesses sole voting and investment power with respect to the shares shown.

                                         Amount and Nature of
Name and Address of Beneficial Owner     Beneficial Ownership   Percent of Class
------------------------------------     --------------------   ----------------

Edward T. Stein                                7,316,829               30.8%
201 N. Service Rd.
Suite 100
Melville, NY  11747


Das Werk AG                                    1,000,000                4.2%
SchmidtstraBe 12
60326 Frankfurt am Maine
Federal Republic of Germany

Andrew Left                                      400,000                1.7%
7060 Hollywood Boulevard, Suite 1150
Los Angeles, CA  90038

Kevin Nesis                                       11,500                 *
201 N. Service Rd., Suite 100
Melville, NY  11747

Koyah Leverage Partners L.P.                   1,440,000                6.1%
601 W. Main Avenue
Spokane, WA  99201

All Officers and Directors                     7,728,329               32.6%
as a Group (3 persons)

----------------------------
*        Less than 1%


                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Any shareholder who intends to present a proposal at the next Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 1, 2001.


                             SOLICITATION OF PROXIES

     It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.

                       DOCUMENTS INCORPORATED BY REFERENCE

     THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 2000, AND THE COMPANY'S FORM 10-QSB FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000, WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 20, 2000, ARE HEREBY INCORPORATED BY REFERENCE AS IF SET FORTH HEREIN. THESE DOCUMENTS WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO ANDREW LEFT, PRESIDENT, 7060 HOLLYWOOD BLVD., SUITE 1150, LOS ANGELES, CALIFORNIA 90028.

                                    ON BEHALF OF THE BOARD OF DIRECTORS

                                              s/Edward T. Stein

                                               Edward T. Stein
                                            Chairman of the Board

Melville, New York
March 5, 2001

                                   EXHIBIT "A"

                               PROPOSED AMENDMENTS

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                              DETOUR MAGAZINE, INC.

     That at a meeting of the Board of Directors of Detour Magazine, Inc. resolutions were duly adopted setting forth a proposed amendment to the Articles of Incorporation of said corporation, declaring said amendment to be advisable and calling for the presentation of said amendment to the shareholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

      RESOLVED, that the Articles of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

           FIRST: The name of the Corporation (which is hereinafter referred to as Corporation) is "DETOUR MEDIA GROUP, INC."

      FURTHER RESOLVED, that the Articles of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be read as follows:

           The amount of the total authorized capital stock of the corporation shall be one hundred ten million (110,000,000) shares divided into one hundred million (100,000,000) shares of Common Stock, $.001 par value each, and ten million (10,000,000) shares of Preferred Stock, $0.01 par value and the designations, preferences, limitations and relative rights of the shares of each such class are as follows:

      The balance of Article Fourth shall remain as previously stated.

                                      PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                              DETOUR MAGAZINE, INC.

     The undersigned, a shareholder of Detour Magazine, Inc., a Colorado corporation (the "Company"), hereby appoints Edward T. Stein and Kevin Nesis, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on March 21, 2001, and any adjournments thereof, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote if personally present, as follows:

     The Board of Directors recommends a WITH vote on Proposal ONE, and a FOR vote on Proposals Two and Three.

1.   ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement.

              |_|  WITH         |_|   WITHOUT THE AUTHORITY TO VOTE FOR THE
                                      NOMINEES LISTED BELOW

               (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR A NOMINEE,
             LINE THROUGH, OR OTHERWISE STRIKE OUT, THE NAME BELOW.)

                Edward T. Stein      Andrew Left      Kevin Nesis

2.   APPROVAL OF THE AMENDED ARTICLES OF INCORPORATION.

                      |_| FOR    |_| AGAINST    |_| ABSTAIN

3.   APPROVAL OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANT.

                      |_| FOR    |_| AGAINST    |_| ABSTAIN

     The undersigned hereby revokes any other proxy to vote at such Meeting, and hereby ratifies and confirms all that said proxy may lawfully do by virtue hereof. With respect to such other business that may properly come before the meeting and any adjournments thereof, said proxy is authorized to vote in accordance with their best judgment.

     This proxy will be voted in accordance with the instructions as set forth above. THIS PROXY WILL BE CREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ABOVE, TO ADOPT THE AMENDED ARTICLES OF INCORPORATION, AND TO APPOINT GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANT, AND AS SAID PROXY SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, UNLESS OTHERWISE DIRECTED.

         IMPORTANT: Please sign name exactly as it appears on your Certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorizing officer. If a partnership, please sign in partnership name by authorized person.

SIGNATURE                                  Date
          ------------------------------       ---------------------------------


SIGNATURE                                  Date
          ------------------------------       ---------------------------------

Note: Please sign, date and return promptly in the enclosed envelope which requires no postage if mailed in the United States.